                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/   Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/_/   Definitive Proxy Statement
/X/   Definitive Additional Materials
/_/   Soliciting Material Pursuant to Rule ss. 240.14a-12


                              LIBERTY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/   No fee required.
/_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)     Title of each class of securities to which transaction applies:

                N/A
              ------------------------------------------------------------------

      (2)     Aggregate number of securities to which transaction applies:

                N/A
              ------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                N/A
              ------------------------------------------------------------------

      (4)     Proposed maximum aggregate value of transaction:

                N/A
              ------------------------------------------------------------------

      (5)     Total fee paid:

                N/A
              ------------------------------------------------------------------

/_/   Fee paid previously with preliminary materials:
                                                     ---------------------------
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)     Amount Previously Paid:

                N/A
              ------------------------------------------------------------------

      (2)     Form, Schedule or Registration Statement No.:

                N/A
              ------------------------------------------------------------------

      (3)     Filing Party:

                N/A
              ------------------------------------------------------------------

      (4)     Date Filed:

                N/A
              ------------------------------------------------------------------

                          (LIBERTY BANCORP LETTERHEAD)



                             YOUR VOTE IS IMPORTANT
                        TIME IS SHORT - PLEASE ACT TODAY!


                                                                January 19, 2007


DEAR FELLOW STOCKHOLDER:

         According to our latest records, we have not received your voting instructions for the important annual meeting of stockholders of Liberty Bancorp, Inc. to be held on Monday, February 5, 2007. YOUR VOTE IS EXTREMELY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

         WE REQUEST THAT YOU PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.

         For the reasons set forth in the proxy statement, dated December 26, 2006, your Board of Directors unanimously recommends that you vote "FOR" PROPOSALS 1 AND 2. We respectfully request that you vote your shares at your earliest convenience.

         On behalf of your Board of Directors, thank you for your cooperation and continued support.


                                       Sincerely,

                                       /s/ Brent M. Giles

                                       Brent M. Giles
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          (LIBERTY BANCORP LETTERHEAD)


                             YOUR VOTE IS IMPORTANT
                        TIME IS SHORT - PLEASE ACT TODAY!


                                                                January 19, 2007


DEAR FELLOW STOCKHOLDER:

         According to our latest records, we have not received your voting instructions for the important annual meeting of stockholders of Liberty Bancorp, Inc. to be held on Monday, February 5, 2007. YOUR VOTE IS EXTREMELY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

         YOU MAY USE ONE OF THE FOLLOWING SIMPLE METHODS TO PROMPTLY PROVIDE YOUR VOTING INSTRUCTIONS:

         1.   Vote by Internet: Go to the website www.proxyvote.com. Have your
              ----------------                    -----------------
              12-digit control number listed on the enclosed voting instruction form ready and follow the online instructions. The 12-digit control number is located in the rectangular box on the right side of your voting instruction form.

         2.   Vote by Telephone: Call toll-free (800) 454-8683. Have your
              -----------------
              12-digit control number listed on the enclosed voting instruction form ready and follow the simple instructions.

         3.   Vote by Mail: Sign, date and return the enclosed voting
              ------------
              instruction form in the postage-paid return envelope provided.

         For the reasons set forth in the proxy statement, dated December 26, 2006, your Board of Directors unanimously recommends that you vote "FOR" PROPOSALS 1 AND 2. We respectfully request that you vote your shares at your earliest convenience.

         On behalf of your Board of Directors, thank you for your cooperation and continued support.


                                   Sincerely,

                                   /s/ Brent M. Giles

                                   Brent M. Giles
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER


/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                       LIBERTY BANCORP, INC.
                                                                                  YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
              ANNUAL MEETING OF SHAREHOLDERS                                       EACH OF THE NOMINEES AND THE LISTED PROPOSAL.
                      FEBRUARY 5, 2007
                                                                                                                  VOTE
THIS PROXY IS SOLICITED ON BEHALF OF                                                                  FOR       WITHHELD  EXCEPTIONS
THE BOARD OF DIRECTORS
                                                                                                      /_/         /_/        /_/
The undersigned hereby appoints Marvin J. Weishaar, Daniel G. O'Dell
and Steven K. Havens, and each of them, with full power of                1. The election as directors of all
substitution, to act as proxy for the undersigned and to vote all            nominees listed (except as
shares of common stock of Liberty Bancorp, Inc. The undersigned is           marked to the contrary below).
entitled to vote at the annual meeting of shareholders, to be held on
February 5, 2007 at 5:30 p.m. local time, at 9200 NE Barry Road,             ROBERT T. SEVIER
Kansas City, Missouri and at any and all adjournments thereof, as            RALPH W. BRANT, JR.
indicated on this proxy card.
                                                                          INSTRUCTION:  To withhold authority to vote for any
                                                                          individual nominee, mark the "EXCEPTIONS" box and write
                                                                          that nominee's name on the line provided below.
                                                                          __________________________________________________________

                                                                                                       FOR      AGAINST    ABSTAIN
                                                                                                       /_/        /_/        /_/

                                                                          2. The approval of the Liberty Bancorp, Inc. 2007 Equity
                                                                             Incentive Plan.

                                 /-----------------------------------/
Please be sure to sign and date  / Date                              /    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED
this Proxy in the box below.     /                                   /    NOMINEES AND "FOR" THE OTHER PROPOSITION STATED.
                                 /                                   /
/--------------------------------/-----------------------------------/    THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE
/                                /                                   /    VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO
/                                /                                   /    INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR"
/                                /                                   /    THE LISTED NOMINEES AND "FOR" THE OTHER PROPOSITION
/                                /                                   /    LISTED. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY TO
/                                /                                   /    VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS
---------------------------------/-----------------------------------/    DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD
SHAREHOLDER SIGN ABOVE                 CO-HOLDER (IF ANY) SIGN ABOVE      CAUSE WILL NOT SERVE AND WITH RESPECT TO ANY OTHER
                                                                          BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING
                                                                          OR ANY ADJOURNMENT THEREOF.

                              DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED.

                                                        LIBERTY BANCORP, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                      PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                                               IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

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